UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2025

Outbrain Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West 19th Street
New York, NY 10011
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.001 per share	OB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On February 7, 2025, OT Midco Inc. (“OT Midco”), a Delaware corporation and a wholly owned subsidiary of Outbrain Inc., a Delaware corporation (“Outbrain”), priced its previously announced private offering (the “Offering”) of $637.5 million in aggregate principal amount of 10.000% senior secured notes due 2030 (the “Notes”) at an issue price of 98.087% of the principal amount thereof in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The size of the Offering was increased from the previously announced $625.0 million aggregate principal amount. The Notes will be guaranteed, jointly and severally on a secured, unsubordinated basis by Outbrain and each existing and future wholly-owned subsidiary of Outbrain that becomes a borrower, issuer or guarantor under Outbrain’s super senior secured revolving credit facility. The Notes will also be secured by first-priority lien over (i) all or substantially all assets of OT Midco, Outbrain and Teads Australia PTY Ltd, a subsidiary of Outbrain in Australia, and (ii) certain assets of some of the other direct and indirect subsidiaries of Outbrain in England and Wales, Canada, Germany, Mexico, Singapore, Switzerland, Luxembourg, Japan, Italy, France and Israel.

The Offering is expected to close on February 11, 2025, subject to customary closing conditions.

The proceeds from the Offering will be used, together with cash on hand, to (i) repay in full and cancel the indebtedness incurred under the senior secured bridge facility (the “Bridge Facility”), including accrued and unpaid interest thereon (the “Bridge Facility Refinancing”), that was used to finance and pay costs related to Outbrain’s acquisition of TEADS (the “Acquisition”), a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg (“Teads”), and (ii) pay fees and expenses incurred in connection with the Offering and the Bridge Facility Refinancing.

The Notes and the related guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy the Notes or the related guarantees, nor shall there be any sale of the Notes or the related guarantees in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information set forth in this Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such filing.

Cautionary Note About Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Outbrain and Teads operate, and beliefs and assumptions of Outbrain’s management. Forward-looking statements may include, without limitation, statements regarding possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives, expected synergies and statements of a general economic or industry-specific nature. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions, or are not statements of historical fact. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors including, but not limited to: risks that the Acquisition disrupts current plans and operations or diverts management’s attention from its ongoing business; the initiation or outcome of any legal proceedings that may be instituted against Outbrain or Teads, or their respective directors or officers, related to the Acquisition; unexpected costs, charges or expenses resulting from the Acquisition; the ability of Outbrain to successfully integrate Teads’ operations, technologies and employees; the ability to realize anticipated benefits and synergies of the Acquisition, including the expectation of enhancements to Outbrain’s services, greater revenue or growth opportunities, operating efficiencies and cost savings; overall advertising demand and traffic generated by Outbrain and the combined company’s media partners; factors that affect advertising demand and spending, such as the continuation or worsening of unfavorable economic or business conditions or downturns, instability or volatility in financial markets, and other events or factors outside of Outbrain and the combined company’s control, such as U.S. and global recession concerns; geopolitical concerns, including the ongoing war between Ukraine-Russia and conditions in Israel and Middle East; supply chain issues; inflationary pressures; labor market volatility; bank closures or disruptions; the impact of challenging economic conditions; political and policy uncertainties; and other factors that have and may further impact advertisers’ ability to pay; Outbrain and the combined company’s ability to continue to innovate, and adoption by Outbrain and the combined company’s advertisers and media partners of expanding solutions; the success of Outbrain and the combined company’s sales and marketing investments, which may require significant investments and may involve long sales cycles; Outbrain and the combined company’s ability to grow their business and manage growth effectively; the ability to compete effectively against current and future competitors; the loss or decline of one or more large media partners, and Outbrain and the combined company’s ability to expand advertiser and media partner relationships; conditions in Israel, including the ongoing war between Israel and Hamas and other terrorist organizations, may limit Outbrain and the combined company’s ability to market, support and innovate their products due to the impact on employees as well as advertisers and advertising markets; Outbrain and the combined company’s ability to maintain revenues or profitability despite quarterly fluctuations in results, whether due to seasonality, large cyclical events or other causes; the risk that research and development efforts may not meet the demands of a rapidly evolving technology market; any failure of Outbrain or the combined company’s recommendation engine to accurately predict attention or engagement, any deterioration in the quality of Outbrain or the combined company’s recommendations or failure to present interesting content to users or other factors which may cause us to experience a decline in user engagement or loss of media partners; limits on Outbrain and the combined company’s ability to collect, use and disclose data to deliver advertisements; Outbrain and the combined company’s ability to extend their reach into evolving digital media platforms; Outbrain and the combined company’s ability to maintain and scale their technology platform; the ability to meet demands on our infrastructure and resources due to future growth or otherwise; the failure or the failure of third parties to protect Outbrain and the combined company’s sites, networks and systems against security breaches, or otherwise to protect the confidential information of Outbrain and the combined company; outages or disruptions that impact Outbrain or the combined company or their service providers, resulting from cyber incidents, or failures or loss of our infrastructure; significant fluctuations in currency exchange rates; political and regulatory risks in the various markets in which Outbrain and the combined company operate; the challenges of compliance with differing and changing regulatory requirements; the timing and execution of any cost-saving measures and the impact on Outbrain and the combined company’s business or strategy; and the other risk factors and additional information described under the heading “Risk Factors” in Item 1A of Outbrain’s Annual Report on Form 10-K filed with the SEC on March 8, 2024 for the year ended December 31, 2023, Outbrain’s Form 10-Q filed with the SEC on August 8, 2024 for the period ended June 30, 2024, Outbrain’s Form 10-Q filed with the SEC on November 7, 2024 for the period ended September 30, 2024 and in subsequent reports filed with the SEC.

Accordingly, you should not rely upon forward-looking statements as an indication of future performance. Outbrain cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Outbrain and the combined company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. Outbrain undertakes no obligation, and does not assume any obligation, to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Outbrain has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBRAIN INC.
Date: February 7, 2025
	By:	/s/ David Kostman
		Name:	David Kostman
		Title:	Chief Executive Officer